EXHIBIT 32.1

CERTIFICATE OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Sierra Wireless, Inc. (the “Corporation”) on Form 40-F for the fiscal year ending December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason W. Cohenour, Chief Executive Officer of the Corporation, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated at Richmond, British Columbia, Canada this March 7, 2018.

/s/ Jason W. Cohenour___
Jason W. Cohenour
Chief Executive Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

CERTIFICATE OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Sierra Wireless, Inc. (the “Corporation”) on Form 40-F for the fiscal year ending December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David G. McLennan, Chief Financial Officer of the Corporation, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated at Richmond, British Columbia, Canada this March 7, 2018.

/s/ David G. McLennan___
David G. McLennan
Chief Financial Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.